Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Emerging Markets Power Buffer ETF™ – January

Innovator Growth-100 Power Buffer ETF™ – January

Innovator International Developed Power Buffer ETF™ – January

Innovator U.S. Small Cap Power Buffer ETF™ – January

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated February 27, 2024

December 23, 2024

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period will end on December 31, 2024, and each Fund will commence a new Outcome Period that will begin on January 1, 2025 and end on December 31, 2025. Each Fund’s Cap will not be determined until the start of the new outcome period on January 1, 2025. A supplement to each Fund’s prospectus will be filed on December 31, 2024 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of December 23, 2024, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Emerging Markets Power Buffer ETF™ – January	EJAN	12.73% – 16.73% (11.84% – 15.84% after taking into account the Fund’s unitary management fee)
Innovator Growth-100 Power Buffer ETF™ – January	NJAN	14.09% – 16.09% (13.30% – 15.30% after taking into account the Fund’s unitary management fee)
Innovator International Developed Power Buffer ETF™ – January	IJAN	14.80% – 18.80% (13.95% – 17.95% after taking into account the Fund’s unitary management fee)
Innovator U.S. Small Cap Power Buffer ETF™ – January	KJAN	15.87% – 18.87%% (15.08% – 18.08% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference